Exhibit 99.1

Independent Accountants’ Agreed‑Upon Procedures Report

Hilton Resorts Corporation (the “Company”)
BofA Securities, Inc.
Citizens JMP Securities, LLC
Deutsche Bank Securities Inc.
Truist Securities, Inc.
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Hilton Grand Vacations Trust 2025-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HGVT 2025-2 Combined Pool Cut_053125.xlsx” provided by the Company on July 9, 2025, containing information on 15,653 timeshare loans (the “Timeshare Loans”) as of May 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Hilton Grand Vacations Trust 2025-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and months were within $1.00, 0.1%, and 1 month, respectively.

•
The term “Sample Selection File” means an electronic data file entitled “HGVT 2025-2 Loan IDs for Selection_070225.xlsx” provided by the Company on July 2, 2025, containing information on unique loan identification numbers for 15,653 Timeshare Loans as of May 31, 2025, which we were informed are intended to be included as collateral in the offering Hilton Grand Vacations Trust 2025-2.

•
The term “Timeshare Contracts” means some or all of the following documents provided by the Company for each Sample Loan (defined below): promissory note, purchase agreement, purchase and security agreement, purchase proposal, truth in lending disclosure, purchase agreement addendum, revision of terms, and/or other related documents.

•
The term “System Screenshots” means extracts of customer records (including, but not limited to, payment dates and payment amounts) that the Company informed us were extracted from its asset management systems.

•	The term “Credit Report” means a report identifying the credit score of the Timeshare Contract borrowers.

•
The term “Hilton Property Mapping Schedule” means an electronic data file entitled “HGV – Property & investor ID.xlsx” provided by the Company on July 10, 2025, containing information on Hilton property names and consolidated property categories associated with the Timeshare Contracts.

•
The term “Bluegreen Property Mapping Schedule” means an electronic data file entitled “Association Name to Resort Name.xlsx” provided by the Company on July 11, 2025, and electronic mail correspondence provided by the Company on July 17, 2025, containing information on Bluegreen property names and consolidated property categories associated with the Timeshare Contracts.

•	The term “Property Mapping Schedules” means the Hilton Property Mapping Schedule and Bluegreen Property Mapping Schedule.

•
The term “Prior Receivable Mapping Schedule” means an electronic data files entitled “SCTASK0447808_ Wrapped_Contract_Loan_Guide.xlsx” provided on July 15, 2025, and two electronic data files entitled “SCTASK0447808_HGVT_KPMG_2025-2_AUP_07.18.25_FollowUp_NoPII.xlsx” and “SCTASK0447808_ HGVT_KPMG_2025-2_AUP_07.21.25_FollowUp_NoPII.xlsx” provided by the Company on July 23, 2025, containing information on the identification of related timeshare contracts previously originated to the borrowers of certain Sample Diamond Loans (defined below) (the “Prior Timeshare Receivables”).

•
The term “Source Documents” means the following information provided by the Company: Timeshare Contracts, System Screenshots, Credit Report, Property Mapping Schedules, and Prior Receivable Mapping Schedule. The Source Documents were represented by the Company to be either electronic copies of the original Source Documents and/or electronic representations of the records contained within the Company’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Timeshare Contracts by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Sample Selection File, Source Documents, and Instructions.

2

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of loans form the Sample Selection File: (i) 50 Timeshare Loans from the “HGV Loans” tab (the “Sample Hilton Loans”), (ii) 50 Timeshare Loans from the “DRI Loans” tab (the “Sample Diamond Loans), and (iii) 50 Timeshare Loans from the “BXG Loans” tab (the “Sample Bluegreen Loans”) for a total of 150 Timeshare Loans (together, the "Sample Loans"). A listing of the Sample Loans is attached hereto as Exhibit B.  For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Timeshare Loans we were instructed to randomly select from the Sample Selection File.

B.
For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed below in the Provided Information column, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents or each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Sample Attribute	Hilton Sample Loan Attribute	Diamond Sample Loan Attribute	Bluegreen Sample Loan Attribute	Provided Information
Loan ID	Loan ID	CONTRACT NUMBER	Loan #	Timeshare Contracts, System Screenshots
Borrower State	Borrower State	State	Cust State	Timeshare Contracts, System Screenshots
Borrower Country	Borrower Country	country	Owner Cntyr	Timeshare Contracts, System Screenshots
Property Description	Property Cd	Collection Group	Resort	Timeshare Contracts, Property Mapping Schedules, and Instructions
Sales Price	Sales Price	PurchasePrice	Purch Price	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Equity Transferred	Contr Equity Amount	Equity	N/A *	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Original Term	Original Term	Original Term	Orig Term	Timeshare Contracts
Origination Date	Contr Date Sold	Contract Date	Orig Date	Timeshare Contracts
Original Balance	Original Amt	Original Loan Amount	Orig Note	Timeshare Contracts
Cash Down Payment	Cash Down Payment	DownPayment	DownPayment	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Interest Rate	Interest Rate	Interest Rate	Int Rate	Timeshare Contracts, System Screenshots
Maturity Date	Maturity Date	Original Maturity Date	Mat Date	Timeshare Contracts, System Screenshots, and Instructions
Remaining Term	N/A *	N/A *	Rem Term	Timeshare Contracts and Instructions
Principal & Interest Payment	Principal & Interest Payment	PAYMENT AMOUNT	Mly Pymt	Timeshare Contracts, System Screenshots
Service Fee	Service Fee	N/A *	N/A *	Timeshare Contracts, and Instructions
Next Payment Date	Due Date	NEXT PAYMENT DUE DATE	Next Due	System Screenshots
Current Balance	Principal Bal	CURRENT BALANCE	Curr Prin	System Screenshots
Original Credit Score (Highest)	High Score	High Score	Credit	Credit Report
Days Delinquent	Days Delinquent	DAYS DELINQUENT	Days Delq	System Screenshots and Instructions
Wrap Payment	N/A *	WrapPayDown	N/A *	System Screenshots, Prior Receivable Mapping Schedule, and Instructions

*	Not Applicable. Per the Instructions, no procedures were performed for the attributes and the Sample Loans referenced.

We found such information to be in agreement.

3

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Timeshare Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Timeshare Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Timeshare Loans being securitized, (iii) the compliance of the originator of the Timeshare Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

4

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP
Irvine, California
July 28, 2025

5

Exhibit A

Instructions

Number	Attribute	Instruction
1.	Property Description	For each Sample Loan, consider the Data File and Provided Information value to be in agreement if differences are due to punctuation and/or the truncation of property descriptions in the Data File.
2.	Sales Price	For each Sample Diamond Loan, recompute as the sum of the Sales Price in the Timeshare Contract and each related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule.
3.	Equity Transferred
For each Sample Diamond Loan, recompute as the sum of the Equity Transferred in the Timeshare Contract and Equity Transferred for each related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule.

Do not perform this procedure for Sample Bluegreen Loans.

4.	Cash Down Payment
For each Sample Hilton Loan, recompute as the sum of:

a.        the difference between (i) total down payment and (ii) closing costs in the Timeshare     Contract, and

 b.        balance down payment in the Timeshare Contract.

For each Sample Diamond Loan, recompute as the difference between:

a.        the sum of down payments in the Timeshare Contract and for all related Prior Timeshare Receivables listed in the Prior Receivable Mapping Schedule, and

b.        the sum of credits received in the Timeshare Contract and for all related Prior Timeshare Receivables listed in the Prior Receivable Mapping Schedule.

5.	Maturity Date
For each Sample Diamond Loan and each Sample Bluegreen Loan, if Maturity Date was not observed in the Timeshare Contracts, recompute as the date equal to:

 a.        first payment date in the Timeshare Contract

 b.        plus the Original Term number of months in the Timeshare Contract

 c.        minus one (1) month.

For Sample Loan #101, calculate the Maturity Date as detailed above and add three (3) months if a reference to a “natural disaster” is observed in the System Screenshots.

A -1

6.	Remaining Term
For each Sample Bluegreen Loan, recompute as the number of months (rounded to the nearest whole number) equal to:

a.        the number of days (assuming a 360-day year) between (i) Next Due Date and (ii) Maturity Date in the Timeshare Contract

b.        divided by 30

c.        plus one (1) month.

Do not perform this procedure for Sample Hilton Loans or Sample Diamond Loans.

7.	Service Fee	Do not perform this procedure for Sample Diamond Loans or Sample Bluegreen Loans.
8.	Days Delinquent	Recalculate as the difference between (but in no case less than zero): a. May 31, 2025, and b. Next Payment Date in the System Screenshots
9.	Wrap Payment
For Sample Diamond Loans for which the Data File value is greater than zero:

1.        inspect the System Screenshots for related Prior Timeshare Receivables listed in the  Prior Receivable Mapping File, if there are either:

(i)  two (2) “original amount” transaction descriptions dated within 31 days of each other, or
(ii)  an “original amount” transaction description dated before February 1, 2020, for a Prior Timeshare Receivable with a “upgrade/wrap write off principal” transaction description, then, recompute the difference between:

a.        the sum of principal amounts in the System Screenshots for all related Prior Timeshare Receivables, and

b.        the sum of upgrade/wrap write off principal amounts in the System Screenshots for all related Prior Timeshare Receivables

2.        otherwise, recompute as the difference between:

a.        the sum principal amounts in the System Screenshots, and

b.        the sum of upgrade/wrap write off principal amounts in the System Screenshots

for the related Prior Timeshare Receivable listed in the Prior Receivable Mapping   Schedule with the most recent sales date.

Do not perform this procedure for Sample Diamond Loans for which the Data File value is zero, or for Sample Hilton Loans or Sample Bluegreen Loans.

A -2

Exhibit B

The Sample Loans

Sample Hilton Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
1	2025750167	13	2025890043	25	2025400068	37	2025010088
2	2025890090	14	2025810059	26	2025720045	38	2025560069
3	2025910040	15	2025050030	27	2025040048	39	2025640069
4	2025320297	16	2025550059	28	2025680064	40	2025120059
5	2025560043	17	2025830039	29	2025050084	41	2025650030
6	2025620275	18	2025240045	30	2025780090	42	2025980043
7	2025690156	19	2025880043	31	2025290043	43	2025460043
8	2025280039	20	2025690068	32	2025090067	44	2025450043
9	2025470084	21	2025110068	33	2025880068	45	2025830043
10	2025970043	22	2025290068	34	2025710043	46	2025910043
11	2025520088	23	2025560068	35	2025380082	47	2025280068
12	2025300068	24	2025180045	36	2025410037	48	2025370048
						49	2025500048
						50	2025490039
** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Sample Diamond Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
51	202518384	63	202517624	75	202538450	87	202510129
52	202555664	64	202519862	76	202547111	88	202513031
53	202578544	65	202523394	77	202548841	89	202516537
54	202529324	66	202523536	78	202552613	90	202517837
55	202531322	67	202524060	79	202569248	91	202539205
56	202542568	68	202524961	80	202575557	92	202539345
57	202573712	69	202526618	81	202589183	93	202541053
58	202579225	70	202529864	82	202503067	94	202541743
59	202580743	71	202530314	83	202507561	95	202542703
60	202591979	72	202531136	84	202508003	96	202546341
61	202512944	73	202531900	85	202509871	97	202550465
62	202515826	74	202533438	86	202509995	98	202552207
						99	202553717
						100	202554288
** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Sample Bluegreen Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
101	20258636	113	20254418	125	20252771	137	20258466
102	20255538	114	20255004	126	20252972	138	20258538
103	20253616	115	20255704	127	20253008	139	20258867
104	20255061	116	20257391	128	20254475	140	20259447
105	20255547	117	20257541	129	20255733	141	20251058
106	20256258	118	20250720	130	20256264	142	20251105
107	20258360	119	20251046	131	20256297	143	20251215
108	20258589	120	20251522	132	20256592	144	20252520
109	20250261	121	20258754	133	20256966	145	20252614
110	20250439	122	20259623	134	20257497	146	20253662
111	20253345	123	20250394	135	20257611	147	20253784
112	20254133	124	20251297	136	20258087	148	20254827
						149	20255247
						150	20255750
** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this   Exhibit are not the actual account numbers.